UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 23, 2017
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02    Results of Operations and Financial Condition

Exhibit 99.1 contains select segment financial metrics for the three months ended April 2, 2016, July 2, 2016, October 1, 2016, December 31, 2016, March 28, 2015, June 27, 2015, September 26, 2015, and December 31, 2015; and the twelve months ended December 31, 2016, December 31, 2015, and December 27, 2014.

The recast financial information contained in Exhibit 99.1 reflects a restatement of previously issued financial statements. The information in this Item 2.02, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Company’s Amended Quarterly Reports on Form 10-Q/A for the quarters ended April 2, 2016, July 2, 2016 and October 1, 2016.

The information furnished pursuant to this Item 2.02, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The recast financial statements contain certain non-GAAP measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP) in the statements of operation, balance sheets or statements of cash flows of the company. Pursuant to the requirements the U.S. Securities and Exchange Commission, the Company has provided reconciliations for net sales excluding sales attributable to held-for-sale businesses, adjusted gross profit, adjusted operating income, adjusted net income, adjusted diluted earnings per share, adjusted gross margin, adjusted operating margin, and adjusted diluted shares outstanding within this report to the most directly comparable U.S. GAAP measures for these non-GAAP measures. These non-GAAP financial measures should be considered as supplements to the GAAP reported measures, should not be considered replacements for, or superior to the GAAP measures and may not be comparable to similarly named measures used by other companies.
The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company's prospects for future performance. These non-GAAP financial measures exclude items, such as impairment charges, restructuring charges, and acquisition and integration-related charges, that by their nature affect comparability of operational performance or obscure underlying business operational trends. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

Non-GAAP measures related to profit measurements, which include adjusted gross profit, adjusted operating income, adjusted net income, and adjusted diluted earnings per share are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends, and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results. Management believes that adjusted gross margin and adjusted operating margin are useful to investors, in addition to the reasons discussed above, by allowing them to more easily compare and analyze trends in the Company’s peer business group and assisting them in comparing the Company’s overall performance to that of its competitors. The Company discloses adjusted net sales, which excludes operating results attributable to held-for-sale businesses, in order to provide information about sales of the Company’s continuing business. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past, present and future underlying operating results, and also facilitate comparison of the Company’s operating performance to the operating performance of its competitors.

Reported results were adjusted for the following items:

•	Amortization expense related primarily to acquired intangible assets

•	Operating results attributable to held-for-sale business

•	Acquisition and integration-related charges

•	Impairment charges

•	Restructuring charges

•	Unusual litigation

•	R&D payment made in connection with a collaborative agreement

•	Losses from derivatives associated primarily with the Omega acquisition

•	Amortization of inventory step-up related to Omega acquisition

•	Gains on divestitures

•	Financing fees and losses on early debt extinguishment

•	Losses on equity method investments

•	Tysabri® royalty stream - change in fair value

•	Legal and consulting fees related to Mylan defense

•	Investment losses

•	Transfer of rights agreement

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Recast restated historical financial information for calendar years 2014 - 2016, furnished solely pursuant to Item 2.02 hereof.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Ronald L. Winowiecki
Dated:	March 23, 2017		Ronald L. Winowiecki
Acting Chief Financial Officer

Exhibit Index

99.1	Recast restated historical financial information for calendar years 2014 - 2016, furnished solely pursuant to Item 2.02 hereof.